EXHIBIT A

SUBSCRIPTION AGREEMENT

TotalMed Systems, Inc.                   Corporate Office:
6826 Mill Stream Road                    1200 SE  Maynard Rd.
Ocoee, FL 34761                          Suite 203
                                         Cary, NC 27511
                                         (866) 373-9480

The undersigned has received and read the Confidential Private Placement Memorandum
("Memorandum"), of TotalMed Systems, Inc., a Florida corporation ("Company"), Pursuant to which the undersigned is offering to purchase
______shares of the Company's Common Stock at a purchase price of $0.20 per share ("Offered Shares").
The terms used and not defined in this Subscription
Agreement have the meanings specified for such terms in the Memorandum.

1. Subscription. On the terms and subject to the conditions of this Subscription Agreement and the Memorandum, the undersigned hereby subscribes for the number of Offered Shares of the Company, specified below for a subscription price of $0.20 per Offered Share (minimum purchase $________). The undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Offered Shares is $_________ due upon subscription.

2. Acceptance of Subscription. The undersigned acknowledges that (i) the
Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. The undersigned agrees that subscriptions need not be accepted by the Company in the order in which subscriptions are received.

3. 	Representations, Warranties, and Covenants
of the Undersigned. Theundersigned hereby represents and warrants to and covenants with the Company, the Company's officers, directors, employees, attorneys, agents and any person who has solicited this subscription as follows:

      a. The undersigned has adequate means of providing for his or her current needs and possible personal contingencies, and he or she has no need in the foreseeable future to sell the Offered Shares.
The undersigned is able to accommodate the economic risks of the undersigned's purchase of Offered Shares, and the undersigned has a sufficient net worth to sustain a loss of his or her



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investment in the Company, or a portion thereof, in the event such loss should occur.

      b. The undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

      c. The undersigned confirms that all documents, records and books, pertaining to his or her proposed investment in the Company have been made available to the undersigned.

      d. The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of his or her proposed investment in the Company, and all such questions have been answered to the complete satisfaction of the undersigned.

      e. The Offered Shares will be acquired by the undersigned for his or her own account for investment in a manner which would not require registration or qualification pursuant to the provisions of the Securities Act of 1933, as amended ("Act"), or any state Blue Sky law.

      f. The undersigned understands that the offer and sale of the Offered Shares in the individual states in transactions which satisfy the requirements of Rule 506 of Regulation
D promulgated pursuant to Section 4(2) of the Securities Act of 1933 are not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 ("NSMIA"). NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506.

      g. The undersigned represents that it has been called to his or her attention by those provisions of the Memorandum and by those persons with whom the undersigned has dealt in connection with his or her proposed investment in the Company, that the Company has no history of operation and no earnings and that the undersigned's proposed investment in the Company involves significant risks which may result in the loss of that investment, or a portion thereof.

      h. The undersigned has received no representations or warranties in making his or her investment decision.

      i. The undersigned acknowledges and agrees that the Company have made available to the undersigned or his or her personal advisors the Opportunity to obtain appropriate information to evaluate the merits and risks of an investment in the Company.

      j. The undersigned understands that neither the Securities and Exchange Commission nor any Securities
Administrator or similar person of any state or province has made any finding or determination relating to the fairness of any purchase of the Offered Shares and that neither the


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Securities and Exchange Commission nor any Securities
Administrator or similar person of any state or province has or will recommend or endorse a purchase of the Offered Shares.

      k. The undersigned is now a bona fide citizen of the
United States of America and a bona fide resident of the
state set forth below and the address and Social Security
number or federal tax identification number set forth below are his true and correct residence and Social Security number or federal tax identification number. The undersigned has no
current intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, the undersigned represents and warrants that the undersigned was formed pursuant to the
laws of ,       and the undersigned's principal place of business is
within such state, and that the undersigned was not organized for the purpose of acquiring Offered Shares.

      l. The undersigned hereby represents and warrants that the undersigned's total purchase of Offered Shares shall not exceed 10% of the undersigned's net worth.

      By initialing where indicated and appropriate below, the undersigned hereby represents and warrants that the undersigned is an "Accredited Investor", as defined by the provisions of Rule 501 of Regulation D promulgated pursuant to the Act, and falls within one of the following categories:

          (1) The undersigned is a director or executive officer of the issuer Company, or a director, executive officer, or general partner of a general partner of the Company; or

          (2) The undersigned is a natural person
whose individual net worth oint net worth with the undersigned's spouse, at the time of his or her purchase exceeds $1,000,000; or

          (3) The undersigned is a natural person who had an individual income in excess of $200,000 in each of the 2 most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of having the same income level in the current year; or



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          (4) The undersigned is a trust, with total
assets in excess of $3,750,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated pursuant to the Act; or

          (5) The undersigned is an entity in which all of the equity owners are Accredited Investors.

4. Indemnification. The undersigned acknowledges that he or she understands the meaning and legal consequences of the representations, warranties, and covenants specified in Paragraph 3 of this Subscription Agreement and that the Company has relied on such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, from any and all loss, damage or liability due to, or occurring because of, a breach of any such representation, warranty, or covenant.

5. Subsequent Registration of Offered Shares. The undersigned has no right to require that the Offered Shares be registered pursuant to the provisions of the Act, or otherwise. The undersigned further acknowledges and agrees that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges and agrees that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator or similar person of any state, province or territory.

6. Limitation on Transfer of Offered Shares. The undersigned acknowledges and agrees that he or she is aware that there are substantial restrictions on the transferability of the Offered Shares. Because the Offered Shares will not, and the undersigned has no right to require that the Offered Shares, be registered pursuant to the provisions of the Act, the undersigned agrees not to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any Offered Shares unless such sale is exempt from such registration pursuant to the provisions of the Act. The undersigned further acknowledges and agrees that the Company has no obligation to assist the undersigned in obtaining any exemption from any registration requirements imposed by applicable law. The undersigned also acknowledges and agrees that he or she shall be responsible for compliance with all conditions on transfer imposed by a Securities Administrator of any state, province or territory and for any expenses incurred by the Company for legal and accounting services in connection with reviewing such a proposed transfer and issuing opinions in connection therewith.

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7. Compliance with Act. The undersigned understands and agrees that the following restrictions and limitations are applicable to his or her purchase and any sale, transfer, assignment, pledge, hypothecation or other disposition
of Offered Shares pursuant to Section	4(2) of the Act and Rule	506
of Regulation D promulgated pursuant thereto:

      a. The undersigned agrees that the Offered Shares shall not be sold, pledged, hypothecated or otherwise disposed of unless the Offered Shares are registered pursuant to the Act and applicable state or other applicable securities laws or are exempt there from.

      b. A legend in substantially the following form has been or will be placed on any certificate(s) or other documents evidencing the Offered Shares*

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR
DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE
NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE
SECURITIES ACT OF 1933 AS AMENDED ("ACT"), AND HAVE BEEN
OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTIONS
SPECIFIED IN SECTION 4 (2) OF THE ACT AND RULE 506
OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT
SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD,
TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR
OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE
COMPANY OR ITS TRANSFER AGENT OF AN OPINION OF COUNSEL
SATISFACTORY TOTHE COMPANY OR ITS TRANSFER AGENT THAT
REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE
SUBMISSION TO THE COMPANY OR ITS TRANSFER AGENT OF SUCH
OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY OR
ITS TRANSFER AGENT TO THE EFFECT THAT ANY SUCH TRANSFER
SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE
STATE SECURITIES LAWS OR ANY RULE OR REGULATION
PROMULGATED PURSUANT THERETO.

      c. Stop transfer instructions to the transfer agent of the Company have been or will be placed with respect to the Offered Shares so as to restrict the sale, transfer, pledge, hypothecation or other disposition thereof, subject to the further terms hereof, including the provisions of the legend set forth in subparagraph (b) above.

      d. The legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed on any new certificate(s) or other documents for transfer.


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8. Financial information. The undersigned has previously
been furnished an Investor Questionnaire which has been completed and executed by the undersigned and the information contained therein remains true and correct in material aspects.

9. Do you reasonably expect that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000?

___ Yes	____No

If no, please specify the amount: $

9. Percentage of your income (as shown above) anticipated to be derived from sources other than salary:

10. Was your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during
each of those years in excess of $300,000? __ Yes    _ No

If no, please specify the amount for last year: $ and the year before:

$

11. Will your net worth as of the date you purchase the
Offered Shares, together with the net worth of your spouse, be
in excess of $ 1 million? __ Yes   _ No

If no, please specify the amount: $

11	. 	Please describe your educational background and degrees
obtained, if any:




12. If you have any existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of each relationship:






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13. Please describe in reasonable detail the nature and
extent of your business, financial and investment experience that you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests:


I am a commercial underwriter in the insurance industry.
I have the financial capacity to make this investment.

14. Are you purchasing the Offered Shares for your own
account and for investment purposes only?
__ Yes	__ No

If no, please specify for whom you are investing and the reason for investing:

15. In evaluating this investment, will you use the services of any of the following advisors? If so, please identify, providing address and telephone number:

Accountant:

Attorney:

Licensed investment adviser:


15. Anticipated amount of subscription:	___________
16. Indicate type of ownership in which securities will be held:

      __ Individual
         Tenants in common
         Joint tenancy with rights of survivorship (husband and wife only) Community property
         Other (describe):

Please go to PART III on the last page and sign and date this questionnaire.

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	PART II. NONINDIVIDUAL INVESTORS
Please complete this PART only if the proposed purchase is to be made by a corporation, partnership, trust or other entity. If the investment will be made by more than one affiliated entity, please COMPLETE A COPY OF THIS
QUESTIONNAIRE FOR EACH ENTITY.

1..    Name (as it will appear on stock certificate):
2. Address of principal place of business:):
3. Jurisdiction of formation or incorporation:
4. Contact person:
5. Telephone number:
6. Fax number:
7. Type of entity (corporation, partnership, trust, etc.):
8. Taxpayer identification number:
9. Was this entity formed for the purpose of this investment?
	Yes	No

If yes, all shareholders, partners or other equity owners must answer Company PART I of this Questionnaire.

10. Amount of your proposed investment: $
11	.	Entity's net worth at the time the securities will be
purchased: $
12. Check the appropriate line to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

      Private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940 (namely, a U.S. venture capital fund that invests primarily through private placements in nonpublic traded securities and makes available, either directly or through co investors, to the portfolio companies significant guidance concerning management, operations or business objectives);

       A small business investment company licensed by the U.S.
Small Business
Administration pursuant to Section 301 (c) or (d) of the Small
Business Investment Act of 1958;

       An investment company registered pursuant to the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

       A bank as defined in Section 3(a)(2) of the Securities
Act of 1933 or a savings and loan association or other institution defined in Section 3(a)(5)(A) of that Act, acting in either an individual or fiduciary capacity;

       An insurance company as defined in Section 2(13) of the Securities Act of 1933;

       An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (a) whose investment decision is made by a fiduciary that is either a bank, a savings and loan association, an insurance company or a registered investment advisor or whose total assets exceed $5 million or (b) if a self-directed plan, whose investment decisions are made solely by persons who are accredited investors;

       An organization described in Internal Revenue Code
Section 501(c)(3), a corporation, a Massachusetts or similar business trust or a partnership, in each case not formed for the purpose of this investment, with total assets in excess of $5 million;

       An entity not located in the United States and whose equity owners are neither U.S. citizens nor U.S. residents;

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             A trust with total assets in excess of $5 million whose
purchase is directed by a
      sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act of 1933;

             Other (describe):

13. Please provide information detailing the business, financial and investment experience of the entity and investment manager of the entity:

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PART III. SIGNATURE PAGE FOR INVESTOR QUESTIONNAIRE

In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D. You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.


Executed at ___________________, on _____________.

If investor is an individual:


(Signature)

(Print of type name)



If investor is an entity:

(Print or type name)

By:
Title:


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OFFEREE QUESTIONNAIRE

RULE 506 OF THE SECURITIES AND EXCHANGE CONMSSION REQUIRES AN ISSUER OF SECURITIES TO REASONABLY BELIEVE THAT PROSPECTIVE PURCHASERS OF THE SHARES OF COMMON STOCK BEING OFFERED ARE
EITHER ACCREDITED INVESTORS OR THAT THOSE WHO ARE NOT
ACCREDIT'ED INVESTORS HAVE THE BUSINESS ACUMEN TO EVALUATE
THE MERITS AND RISKS OF THE INVESTMENT. TI-IIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED TO TOTALMED SYSTEMS, INC., (A FLORIDA CORPORATION) (THE "COMPANY"), SO THAT IT MAY COMPLY
WITH THE REGULATIONS.

THE INFORMATION SUPPLIED WILL BE HELD IN STRICTEST CONFIDENCE. IT WILL BE USED ONLY TO ENSURE THAT ALL PROSPECTIVE INVESTORS ARE QUALIFIED UNDER RULE 506 OF THE SECURITIES AND EXCHANGE COMMISSION. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT LAW OR REGULATION REQUIRES SUCH DISCLOSURE. OTHERWISE TOTALMED SYSTEMS, INC., A REGISTERED FLORIDA CORPORATION MAY ONLY USE SUCH INFORMATION BY PROPER LEGAL PROCESS, OR IN LITIGATION INVOLVING THE COMPANY OR ITS AFFILIATE*, CONTROLLING PERSONS, OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS OR AGENTS.

PART I: TO BE COMPLETED BY ALL INVESTORS WHO ARE INDIVIDUALS

1.1	Personal Data
        Name __________________


        Address of principal residence (include city, state, and zip code)

	          ________________________________________

        Telephone Number ____      Age ___

1.2     Employment and Business Experience
        Present Occupation   ___________________________________

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      Type of Business employed by or Owned
_________________________________________________
		      address ________________________________________________

Telephone Number
________________________
Length of service with present employer or
           	     ____________________________________

      Present Title or
		      Position __________________________________________


Prior Occupations, employment and length of service during the past (5) five years:

Occupation	Business	Years of Service








Other business, government or professional positions held and approximate dates of service (List all professional licenses, directorships and elected positions in government service:







1.3	Education (College and post graduate)


1.4 	Prior Investment and Current Investment Objectives
	During the past five years, I have made investments in:

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      Frequency

Public Traded Stock

Private Placements

Public Ltd. Partnerships

Joint Ventures

Oil & Gas

Real Estate

Manufacturing

High Technology

Tax Shelters


1=Often
2=Occasionally
3=Seldom
4=Never


My current investment objectives are

Current Income:

Appreciation:

Tax Shelter:

Other:

1.5	Net worth and Income


Accredited Investors:

My individual net worth or joint net worth with my spouse
exceeds $1,000,000.
__ Yes	__No

I had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect to reach the same income level in the current year.

__ Yes	__No

Other Investors:

My present net worth exceeds

During the previous tax year I had an annual income in excess of During the present tax year I anticipate an income of

Reference:

Please provide the name of your accountant, attorney, or other individual familiar with your finances who may 795be contacted to verify financial information contained in this questionnaire and in exhibit "A" attached hereto.

Name _____________________________
Address ___________________________________
Relationship Accountant
Telephone number  ______________________

PART II: TO BE COMPLETED BY ALL INVESTORS WHO ARE NOT
INDIVIDUALS

2.1     Organizational Information

Name of Entity


Address of principal office


Telephone Number


Type of organization




Date and place of organization



2.2	Investor Status

The investor is (check one of the following IF APPLICABLE):

      (_) a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (_) a broker or dealer registered pursuant to Section 15 of the
Securities Exchange Act of 1934; (   ) an
insurance company as defined in Section 2(13) of the
Act; (_) an investment company
registered under the Investment Company Act of 1940; 	(---)
a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and the investment is made by the undersigned as a plan fiduciary as defined in Section 3 (21) of such Act and the undersigned is a bank, an insurance company or a registered investment advisor; or ( ) an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

( 	) A private business development company as defined
in Section 202(a)(22) of the Investment Advisors Act of
1940;

( 	) An organization described in Section 501(c)(3) of
the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units of Participation offered, with total assets in excess of $5,000,000;

( 	) Any trust, with total assets in excess of
$5,000,000, not formed for the specific purpose of acquiring the Units of Participation offered, whose purchase is directed by a "sophisticated person";

(        ) An entity in which all of the equity owners are
accredited investors. (If you checked this section, each equity owner must also complete this Questionnaire.)

List all equity owners:

Type of entity:

Attach copy of Articles of Incorporation and Resolution authorizing investment; Partnership Agreement; or Trust
Agreement, as applicable.

PART III: TO BE COMPLETED BY ALL INVESTORS

3.1	Representations

I represent that I have received the Private Placement Memorandum for the Company relating to this offering, and that I understand the merits and the risks involved in this offering, that I have sufficient knowledge and experience in similar programs or investments to evaluate the merits and risks of an investment in the Company (or that I have retained an attorney, accountant, financial advisor or consultant as my purchaser representative); that because of my background, employment experience, family or financial situation or economic bargaining power, I have received and have had access to material and relevant information enabling me to make an informed investment decision, and that all information I have requested has been furnished to me; that I am able to bear the economic risk of loss of the entire investment which I may make in the Company; and that the information provided herein is complete, true, correct, and may be relied upon.

The amount of this investment is equal to   	% of my net
worth.

If applicable, the name and address of my purchaser representative is:




3.2	NASD Affiliation
Do you have -any direct or indirect affiliation or association with any person or firm which is a member of the National Association of Securities
Dealers, Inc., as an officer,
director, shareholder, partner, principal, registered representative, employee or otherwise?

__Yes	__ No

If yes, provide details:




3.3	Type of Ownership for Units of Participation

       (___)          Individual Ownership
(one signature required)



( 	) 	Joint Tenants with
Right of Survivorship
Subscription Agreement)

( 	)          Tenants in
Common
(both parties must sign
Subscription Agreement)
( 	) 	    Trust



(both parties must sign


(include name of trust, name of trustee, date trust was formed, and copy of the
Trust Agreement or other authorization)

3.4	Manner of Solicitation

Describe the manner in which you received knowledge of the investment (i.e., by personal contact or acquaintance with an investment advisor or counselor, with Company personnel, a broker-dealer or otherwise, naming such person):


			Date________________


			Signature of offeree

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